EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated May 5, 1998, related to the financial statements of Banner Holding Corp. and to the reference to our firm under the caption "Experts" in the prospectus.

                                    Sweeney, Gates & Co.


Fort Lauderdale, Florida
April 23, 1999